SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                                 APRIL 25, 1995



                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-13941                             95-3525565
   (Commission File Number)         (IRS Employer Identification No.)


     16215 ALTON PARKWAY
      IRVINE, CALIFORNIA                          92718
(Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141







                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




   Exhibit Index on Page 2                    Page 1 of 9

ITEM 5.  OTHER EVENTS

The Registrant's earnings press release for the year and quarter ended April 1, 1995 dated April 25, 1995 is attached as Exhibit 99 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                                                Sequential
Number           Description                                                            Page No.
  99             Press release issued by the Registrant on April 25, 1995,              3-9
                 announcing earnings for the year and quarter ended April 1,
                 1995.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)





                             By Bruce C. Edwards
                                Executive Vice President
                                  and Chief Financial Officer





Date: April 25, 1995















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